Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1)   Type of assets that were reviewed.

AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of Bayview Fund Management LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2)	Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):

▪	“Compliance Review”: 2,797 mortgage loans
▪	“Data Integrity Review”: 2,824 mortgage loans
▪	“Title Review” 5 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3)	Determination of the sample size and computation.

The AMC Population, to our knowledge, is a subset of all mortgage loans in the securitization population. AMC does not know what percentage of total mortgage loans in the securitization population were reviewed by a third party due diligence provider and therefore we cannot comment as to the sufficiency of such sample as a percentage of the overall securitization population.

(4)	Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC or in certain instances to other verification sources provided by the Client. The fields included in the data integrity review are detailed below (please note items with a * represent the latter of the information from the Note or modification, if relevant, on the mortgage loan in question).

AMORTIZATION TYPE	FIRST PAYMENT DATE	MOD LOAN AMOUNT	PROPERTY TYPE
APPRAISED VALUE	FIRST RATE ADJ DATE*	NOTE DATE	PROPERTY ADDRESS
ARM INDEX*	MARGIN*	ORIG FICO	PROPERTY CITY
BALLOON FLAG*	MAX LIFE RATE*	ORIG LOAN AMOUNT	PROPERTY STATE
BORROWER LAST NAME	MIN LIFE RATE*	ORIG RATE	PROPERTY ZIP
CONTRACT SALES PRICE	MOD DATE	ORIGINAL P&I	PURPOSE
CURRENT MATURITY DATE*	MOD FIRST PAYMENT DATE	PERIODIC CAP*	RATE CHANGE FREQ*
FIRST PAYMENT ADJ DATE*	MOD FLAG	PERIODIC FLOOR*

(5)    Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6)	Value of collateral securing the assets: review and methodology.

Not applicable.

(7)    Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

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Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,796 mortgage loans)

(I)    Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)         review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re- calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;
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(II)     Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(I)    Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	Rescission (§1026.23):
i)	Any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions;
b)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
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(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
c)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
d)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
e)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
f)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II)     Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(III)      Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd- Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage- related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(IV)     The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(V)	FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(III)     The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV)    The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly

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designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V)	Federal and state specific late charge and prepayment penalty provisions;

(VI)	Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8)	Other: review and methodology.

Tax and Title Review (5 Mortgage Loans)

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. AMC, based upon outside legal counsel guidance, identified super lien states as: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC makes no representations or warranties as to the sufficiency of this list and this disclosure acts solely to establish the scope of review for the engagement. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Item 5. Summary of findings and conclusions of review

There were 2,797 mortgage loans in the final compliance population as reviewed by AMC. After all documents were presented, 2,219 (79.34%) mortgage loans had compliance exceptions; however, only 433 (15.48%) of the mortgage loans had exceptions that triggered a C or D rating under the NRSRO rating criteria noted above.

COMPLIANCE RESULTS SUMMARY (2,797 Mortgage Loans)

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated

Compliance: Event Level	Loan Count	% of Loans
A	578	20.67%
B	1,786	63.85%
C	45	1.61%
D	388	13.87%
Total	2,797	100.00%

AMC Diligence, LLC (2,723 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	564	21.12%
B	1,683	63.01%
C	39	1.46%
D	385	14.41%
Total	2,671	100.00%

JCIII & Associates, LLC (127 Mortgage Loans)

Compliance: Event Level	Loan Count	% of Loans
A	14	11.11%
B	103	81.75%
C	6	4.76%
D	3	2.38%
Total	126	100.00%

Exception Listing

Exception listings have been separated for the mortgage loans reviewed by AMCD and the mortgage loans reviewed by JCIII. The summaries below detail the exceptions as noted in each party’s review and reflect only compliance EV2s or EV3s, as noted when conducting the original review in question. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2.

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AMC Diligence, LLC (2,671 Mortgage Loans)

The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

Exception	Event Level	# of Exceptions
Misc. State Level	2	2,508
Missing Application Date	2	1,296
RESPA	2	1,184
TILA	3	1,041
Missing, Incorrect, or Incomplete GFE	2	467
LTV	2	424
Missing, Incorrect, or Incomplete HUD-1	3	390
FACTA	2	219
Missing Non-Required Data	2	189
Missing Required Data	3	113
Missing, Incorrect, or Incomplete Final TIL	3	75
Federal HPML	3	55
Missing, Incorrect, or Incomplete Initial TIL	2	41
TIL-MDIA	3	38
Incomplete File	3	31
State Late Charge	3	25
Safe Act	2	20
TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	2	17
State HPML	3	15
State Prepayment	2	13
Missing, Incorrect, or Incomplete Note	3	6
State Defect	3	4
FHA	2	3
Total Exceptions		8,174

JCIII & Associates, LLC (126 Mortgage Loans)

The following exceptions, subject to the disclosures noted above, were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception	Event Level	# of Exceptions
Misc. State Level	2	261
Missing, Incorrect, or Incomplete Initial TIL	2	73
HMDA	2	50
Missing, Incorrect, or Incomplete Final GFE	2	33
Missing Disclosure	2	27
TILA	3	27
RESPA	2	22
FACTA	2	20
Missing, Incorrect, or Incomplete Final TIL	3	7
Missing, Incorrect, or Incomplete Final HUD-1	3	6
State Late Charge	3	5
Total Exceptions		531
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DATA INTEGRITY REVIEW RESULTS SUMMARY (2,824 Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file or in certain instances to other verification sources where data may have changed since the origination of the loan such as borrower last name changing due to marital status changes or address changing due to 911 address changes or Note address not reflecting a physical address. In total, 2,367 unique loans (83.82% of the total) were identified to have variances across thirty (30) unique data fields. The largest variances were found on Representative FICO (Origination FICO), Maturity Date (Current Maturity Date), Appraised Value (at origination), Property Type and Mod Date.

During the course of the data integrity review, AMC noted the following items:

▪	Approximately 38% of the Maturity Date deltas were where the dates differed by less than 1 month indicating a change in the due date of the month;
▪	Most of the deltas for Original FICO, Property Type and Appraised Value were due to the data not being available in the file provided;
▪	The majority of the Original Interest Rate Deltas were off by less than 0.005 as it appeared that the Interest Rate per the securitization tape was rounded up to two decimal places; and
▪	Approximately 74% of the Mod Date deltas were instances where AMC did not have a modification. For some of these, the Client confirmed a modification was missing. Many of these may also be due to methodology differences as Bayview reflects a Modification Date for loans that have only had deferments or extensions but have not actually been modified whereas AMC is not showing those as modifications.
Data Field	Primary Document	# Deltas	% Loans
Maturity Date	Latter of Note or Modification	1508	52.30%
Representative FICO	Credit Report or FACTA disclosure	1477	52.30%
Appraised Value	Appraisal or other property information	524	18.56%
Mod Date	Modification	455	16.11%
Has Modification?	Modification	344	12.18%
Property Type	Appraisal or other property information	329	11.65%
Original Interest Rate	Note	281	9.95%
Original P&I	Note	121	4.28%
Mod First Payment Date	Modification	94	3.33%
Mod Loan Amount	Modification	90	3.19%
Borrower Last Name	Note	69	2.44%
Street	Note	61	2.16%
First Interest Rate Change Date	Latter of Note or Modification	42	1.49%
Purpose	1003 or HUD	41	1.45%
First Payment Change Date	Latter of Note or Modification	32	1.13%
Note Date	Note	27	0.96%
Amortization Type	Latter of Note or Modification	24	0.85%
Index Type	Latter of Note or Modification	23	0.81%
First Payment Date	Note	22	0.78%
City	Note	22	0.78%
Interest Rate Periodic Cap	Latter of Note or Modification	21	0.74%
Interest Rate Periodic Floor	Latter of Note or Modification	21	0.74%
Interest Rate Life Max	Latter of Note or Modification	21	0.74%
Zip	Note	21	0.74%
Interest Rate Life Min	Latter of Note or Modification	20	0.71%
Margin	Latter of Note or Modification	20	0.71%
Interest Rate Change Frequency	Latter of Note or Modification	20	0.71%
Balloon	Latter of Note or Modification	14	0.50%
Contract Sales Price	HUD, 1003 or approval	13	0.46%
Original Loan Amount	Note	9	0.32%
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OTHER REVIEW RESULTS SUMMARY

TAX AND TITLE REVIEW (5 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 5 mortgage loans. There was 1 mortgage loan that was determined to have critical findings based on the scope of reviews set forth herein. This mortgage loan had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing schedule B of the related title policy. AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 4 mortgage loans.

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